SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  June 5, 2007

CASCADE CORPORATION

(Exact name of registrant as specified in charter)

Oregon	1-12557	93-0136592
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2201 N.E. 201st Avenue

Fairview, Oregon 97024-9718

(Address of principal executive offices) (Zip Code)

(503) 669-6300

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.                  Results of Operations and Financial Condition.

On June 7, 2007, we issued a press release announcing results for our first fiscal quarter ended April 30, 2007, and held a conference call regarding the results.  The press release is included as Exhibit 99.1 and the transcript of the conference call is included as Exhibit 99.2 to this Form 8-K.  This discussion, as well as the press release and the transcript, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or incorporated by reference in any filing under the Securities Act of 1933.

Item 5.02.                  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

(b)           Terry Cathey, our Senior Vice President and Chief Operating Officer, will retire effective June 30, 2007.

(e)           On June 5, 2007, our shareholders approved the amendment and restatement of our Stock Appreciation Rights Plan to:

•                   permit the issuance of restricted shares of our common stock to key employees;

•                   provide for the award of restricted shares to directors totaling $60,000 in value following each annual meeting of shareholders; and

•                   change the name of the plan to the Cascade Corporation Stock Appreciation Rights and Restricted Stock Plan (“SAR Plan”).

The provisions of the SAR Plan regarding the issuance of stock appreciation rights are substantially unchanged and the total number of our common shares that may be issued under the plan remains at 750,000.  A copy of the SAR Plan is attached as Appendix A to our proxy statement filed with the SEC on April 25, 2007.

As approved by our shareholders, the amendment to the SAR Plan provides for the award of Cascade common shares to key executive employees as determined by the Compensation Committee.  The award of shares is subject to certain terms and conditions as may be prescribed by the Compensation Committee, including a period during which the employee must remain in Cascade’s employment in order to retain the restricted shares (the “Restriction Period”). The Compensation Committee may at the time of the award provide for the employment restriction to lapse with respect to a portion or portions of the award at different times during the Restriction Period. If the employment requirement has been met, all restrictions imposed by the award lapse upon the expiration of the Restriction Period.  Any dividends declared on the restricted shares will be paid to the recipient.

Item 9.01.      Financial Statements and Exhibits.

(d)  Exhibits.  The following exhibits are included with this report:

99.1     Press release issued on June 7, 2007.

99.2     Transcript of conference call held on June 7, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cascade Corporation

By:	/s/ JOSEPH G. POINTER
Joseph G. Pointer
Secretary

Dated: June 11, 2007